UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 13, 2009

______________

Neptune Industries, Inc.
(Exact name of registrant as specified in its charter)

______________

Florida	021-64091	65-0838060
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

815 N. Homestead Blvd, #410
Homestead, FL 33030
(Address of Principal Executive Office) (Zip Code)

(305) 248-0652
(Registrant’s telephone number, including area code)

21218 St. Andrews Boulevard
Suite 645
Boca Raton, FL 33433
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements included in this document, or incorporated herein by reference, that do not relate to present or historical conditions are “forward-looking statements” within the meaning of that term in Section 21E of the Securities Exchange Act of 1934, as amended. Additional oral or written forward-looking statements may be made by the Company from time to time, and such statements may be included in documents that are filed with the Securities and Exchange Commission (“SEC”). Such forward-looking statements involve risks and uncertainties that could cause results or outcomes to differ materially from those expressed in the forward-looking statements. Forward-looking statements may include, without limitation, statements relating to the Company’s plans, strategies, objectives, expectations and intentions and are intended to be made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “believes,” “forecasts,” “intends,” “possible,” “estimates,” “anticipates,” “expects”, and “plans” and similar expressions are intended to identify forward-looking statements. The Company’s ability to predict projected results or the effect of events on the Company’s operating results is inherently uncertain. Forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those discussed in this document.

References in this current report on Form 8-K to “the Company” refer to Neptune Industries, Inc.

Item 1.01   Entry into a Material Definitive Agreement.

Item 1.03   Bankruptcy or Receivership.

Item 2.01   Completion of Acquisition or Disposition of Assets.

Filing of Involuntary Bankruptcy

On February 13, 2009 (the “Petition Date”), an involuntary petition under Chapter 11 of the Bankruptcy Code was filed against the Company by certain holders of the Company’s outstanding convertible debentures (the “Petitioning Creditors”) in the United States Bankruptcy Court for the Southern District of Florida, In re: Neptune Industries, Inc., Case No. 09-12509-EPK.  On February 26, 2009, the Court granted the Petitioning Creditors’ Motion to Appoint Chapter 11 Trustee and Barry E. Mukamal (the “Trustee”) was appointed Chapter 11 trustee that same day.

Sale of Assets

During the month of March 2009, the Court granted several motions from the Trustee approving interim financing from various lenders in order to allow the Trustee to continue operating the Company’s business.  Only portions of the post-petition financing approved by the Court were actually funded.  Without the proper funding, the Trustee was unable to continue the Company’s business at normal production levels.  A significant portion of the Company’s current assets was its inventory, which consisted of raw materials, such as salt, oxygen and fish feed, and work in process, represented by the pounds of fish growing in the separate tanks and raceways on the farm property.  As a result of the Trustee’s inability to obtain adequate funding, during the months of April to June 2009, the Trustee was required to periodically sell the larger fish to customers of the Company at various prices ranging from full market price to substantially discounted prices.  In addition, during that time, the Trustee liquidated the smaller fish that were not suitable for sale to the market by selling the live fish to local fish farmers, as well as donating live fish to the Florida Fish and Wildlife Conservation Commission, and selling the remaining fish to a company to be processed as bait.  The Company also sold the remaining fish feed to fish and alligator farmers and sold the salt back to the salt supplier at half price.  All of the purchasers of the Company’s fish stock were third parties that had no material relationship, other than in respect of the transaction, with the Company or any of its officers, directors and affiliates.

Execution of Settlement Agreement

After consulting with the Petitioning Creditors, during June 2009, the Trustee determined that the most effective way to reorganize the Company’s business was to allow the creditors and the Company to negotiate a global settlement of their respective claims.  Accordingly, on June 25, 2009, the Company entered into a settlement agreement (the “Agreement”) with the Company’s former executive officers and directors, Messrs. Ernest D. Papadoyianis and Xavier T. Sal Cherch (collectively, the “Majority Shareholders”), to allow the Company to exit Chapter 11 via a dismissal of the original bankruptcy filing.  Holders of 85% of the Company’s total outstanding debt obligations in the amount of approximately $3 million approved the Agreement.  On June 30, 2009, the Court approved the voluntary dismissal of the bankruptcy action as well as the Agreement.

As part of the Agreement, the Company agreed that the Aqua-Sphere technology, its patents, trademarks, and ancillary intellectual property will be the sole and exclusive property of the Majority Shareholders, and that any and all prior rights of the Company have been terminated.  In addition, the Company agreed to convey to the Majority Shareholders one hundred percent (100%) of the outstanding common stock of the Company’s subsidiary, Aqua Biologics, Inc. (“ABI”), including all of the assets of the corporation such as: the Ento Protein technologies and associated intellectual property rights, all equipment related to the Lake Linda site, but not including any debts or liabilities incurred after the Petition Date.  The Majority Shareholders agreed to grant a ten (10) year non-exclusive licensing agreement to the Company for the Aqua-Sphere technology.  Such agreement would allow the Company to purchase Aqua-Sphere systems from the Majority Shareholders at retail pricing, and without prejudice, for the Company’s own use, on a worldwide basis.  Additionally, the licensing agreement would grant the Company the right to act as a non-exclusive sales agent for the Majority Shareholders, and provide payment to the Company on a commission basis equal to ten percent (10%) of the selling price of any Aqua-Sphere systems delivered by the Majority Shareholders as a result of the efforts of the Company.

In exchange and as consideration for such conveyance of ABI, the Majority Shareholders agreed to surrender back to the Company all ownership in the Company, including but not limited to all shares of the Company’s common stock, par value $.001 (“Common Stock”) and preferred stock, as well as all stock options, warrants and any stock rights they held in the Company.  Specifically, Mr. Papadoyianis will return 12,208,060 shares of Common Stock and Mr. Cherch will return 12,164,377 shares of Common Stock for cancellation.  In addition, Messrs. Papadoyianis and Cherch will also return options to purchase 1,500,000 shares of Common Stock each, as well as warrants to purchase 44,944 shares of Common Stock each.  The Majority Shareholders, however, are entitled to receive shares of the Company’s Common Stock equal to three percent (3%) of the recapitalized Common Stock after the Company’s withdrawal from the Chapter 11 proceedings.  This equity interest will dilute on a pari passu basis to other equity in the Company as a result of any financings.

In addition, the Majority Shareholders agreed to cancel all notes, claims, debts or obligations (including forfeiture of any accrued salaries and interest) they may have with the Company, except Company credit cards, secured personally be the Majority Shareholders, which will be paid in full, and the Majority Shareholders will be reimbursed for monies paid personally on these cards from the time of the bankruptcy filings to present up to a maximum of $43,200.  The Majority Shareholders also agreed to grant the Company a three percent (3%) ownership in Closed Containment Systems, Inc. (“CCS”) and Aqua Biologics, Inc.  This equity interest will dilute on a pari passu basis to other equity in CCS and Aqua Biologics, Inc. as a result of any financings.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
     Compensatory Arrangements of Certain Officers.

(a)-(b) Departure of Directors and Certain Officers

As a result of the bankruptcy, on or about March 16, 2009, each of the following officers and directors of the Company resigned from all of their respective positions with the Company: Ernest D. Papadoyianis, Chairman, President and Chief Executive Officer; Xavier T. Sal Cherch, Chief Operating Officer, Secretary/Treasurer and Director; William H. Ryan, Director; and James M. Harvey, Director.  On or about March 19, 2009, Don C. Tewksbury resigned as a director of the Company.  The resignations were not the result of any disagreements between the Company and the respective directors and executive officers.  Following these resignations, the Company was left without any officers and directors.

(c) Election of Executive Officer

On July 15, 2009, in order to appoint an interim executive officer to manage the affairs of the Company while it actively seeks a chief executive officer and chief financial officer, the Majority Shareholders executed a written consent appointing Mr. Steve Carbone as Interim Executive Chairman of the Company.

Mr. Carbone, age 57, has served as a consultant to the Company through his firm, Southeastern Associates, since June 30, 3009, concentrating on customer, vendor, shareholder and noteholder relations and acting as an overseer of the Company’s financial restructuring.  In January 2008, Mr. Carbone founded and now operates Southeastern Associates in Fort Lauderdale, Florida.  He serves in the capacity of Chief Executive Officer and operates the company as business consultants with clients worldwide participating in business opportunities in the Southeastern United States.  The firm pursues opportunities with the Department of Defense utilizing contract vehicles such as R23G (rapid response government contract), ETOSS  (government contract utilized for manufactured products rather than services) and S3 (government contract providing lifecycle & logistics services).  In 1981, Mr. Carbone founded Freedom Electronics, Inc. and built that company into a contract manufacturer of telecom products.  As part of that growth, he founded Freedom do Brasil in 1999 and co-founded Freedom Vertical Technologies in 2000 in an effort to expand business opportunities.  Mr. Carbone served as CEO and Business Development Manager of Freedom Vertical Technologies from January 2002 until his resignation in January 2009.  Mr. Carbone was nominated in 1996 for the Ernst & Young’s Entrepreneur of the Year.  Mr. Carbone received a Bachelor of Science degree in Biology and Related Sciences from Seton Hall University.

Neither Mr. Carbone nor any of his immediate family members have been a party to any transaction or currently proposed transaction with the Company that is reportable under Item 404(a) of Regulation S-K.  There are no family relationships between Mr. Carbone and the Company’s directors and executive officers.

(d) Election of New Directors

On July 6, 2009, in order to fill two of the vacant board seats, the Majority Shareholders executed a written consent electing Messrs. Steve Carbone and Michael Joubert to the Company’s board of directors.  This election will be effective twenty (20) days after the Company first mails an information statement on Schedule 14C to its shareholders. The information statement on Schedule 14C will be filed with the Securities and Exchange Commission not later than the date of mailing to the Company’s shareholders.  Thereafter, Messrs. Carbone and Joubert will remain directors until the next annual meeting of the shareholders as provided for in the Company’s By-laws, whereupon a duly elected board of directors will be appointed.

Certain Relationships and Related Transactions

Mr. Michael Joubert has been employed by the Company or its subsidiaries since December 2002, initially as farm manager and commencing in July 2005, as Vice President of Operations of the Company.  The Company previously entered into an employment agreement with Mr. Joubert terminating October 31, 2005, which provided for a minimum annual salary of $35,000.  The employment agreement was subsequently renewed, effective November 1, 2005, for another four years through October 31, 2009, and provided for a minimum annual salary of $42,500.  On February 11, 2005, the Company issued Mr. Joubert 834 shares of Common Stock as an annual bonus.  In addition, effective March 31, 2006, the Company granted Mr. Joubert options to purchase 15,000 shares of Common Stock at an exercise price of $0.3133 per share exercisable for ten years from the issue date, which was July 1, 2006.  The board of directors of the Company subsequently approved the grant of options to Mr. Joubert to purchase an additional 30,000 shares of Common Stock on August 1, 2008.   The board consent granting the options indicated that the options would have an exercise price equal to the average bid price of the Company’s Common Stock for the five trading days prior to the award of the options, however, Mr. Joubert has not yet received any formal documentation related to the award.

During February 2008, Mr. Joubert’s salary was increased to $52,500 per year.  Effective January 16, 2009, Mr. Joubert was terminated by the Company’s previous management but was rehired by the Trustee on or about February 27, 2009 in order to assist the Trustee in the management of the fish farm at the same base salary of $52,500 per year.  Mr. Joubert continues to be compensated at an annual salary of $52,500 for his present work in rebuilding the Company’s fish farm, however, there is no employment agreement currently in place.

Important Additional Information Regarding the Election of Directors will be Filed with the Securities and Exchange Commission

This Form 8-K does not constitute a solicitation of any vote or approval.  In connection with the written consent of shareholders electing new directors, the Company will file an information statement with the Securities and Exchange Commission (the “SEC”). SECURITYHOLDERS ARE STRONGLY ADVISED TO READ THE INFORMATION STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Securityholders may obtain a free copy of the information statement (when available) and other documents filed by the Company at the SEC’s website at http://www.sec.gov.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Settlement Agreement by and between Neptune Industries, Inc. and Ernest D. Papadoyianis and Xavier T. Sal Cherch.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEPTUNE INDUSTRIES, INC.
(Registrant)

Date: July 17, 2009	By:	/s/ Steve Carbone
	Name:	Steve Carbone
	Title:	Interim Executive Chairman

EXHIBIT INDEX

Exhibit No.	Description

10.1	Settlement Agreement by and between Neptune Industries, Inc. and Ernest D. Papadoyianis and Xavier T. Sal Cherch.*

* Filed herewith.